SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
               __________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 18, 2003
               __________________________________________________

                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)


         Nevada                      000-20793                 42-1433844
(State or other jurisdiction   (Commission file Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)


                                2031 Quail Avenue
                             Fort Dodge, Iowa 50501
                  (Address, including zip code, of registrant's
                           principal executive office)


                                 (515) 576-7418
                         (Registrant's telephone number,
                              including area code)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         EXHIBIT
         NUMBER        EXHIBIT TITLE
_______________________________________________________________________________

          99.1 Smithway Motor Xpress Corp. press release announcing fourth quarter and year end results, filing of annual report on Form 10-K, amendments to financing arrangements, and first quarter expectations

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

     The following  information  regarding  the press release of Smithway  Motor
Xpress Corp. (the "Company") announcing fourth quarter and year end results, filing of annual report on Form 10-K, amendments to financing arrangements, and first quarter expectations is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 18, 2003, the Company issued a press release (the "Press Release") announcing fourth quarter and year end results, filing of annual report on Form 10-K, amendments to financing arrangements, and first quarter expectations. A copy of the Press Release is attached to this report as Exhibit 99.1.

     The information herein contains "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of

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1995 and  otherwise  may be  protected.  Such  statements  are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SMITHWAY MOTOR XPRESS CORP.


Date: April 21, 2003             /s/ G. Larry Owens
                               --------------------------------------
                               G. Larry Owens
                               Executive Vice President, Chief Administrative Officer, and Chief Financial Officer

                                  EXHIBIT INDEX

  99.1 Smithway Motor Xpress Corp. press release announcing fourth quarter and year end results, filing of annual report on Form 10-K, amendments to financing arrangements, and first quarter expectations